HARLEYSVILLE NATIONAL CORPORATION
AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

  Monitor the integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.
  Monitor the independence and performance of the Corporation’s independent accountants and internal auditing department.
  Provide an avenue of communication among the independent accountants, management, the internal auditing department, and the Board of Directors.
  Perform the Audit Committee function for subsidiaries of the Corporation, as determined by the Board of  Directors, to the extent permissible under applicable law.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Exchange on which the corporation is listed, and any other applicable regulatory requirement. The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated  “Chairman.”

The Committee shall meet quarterly, or more frequently as circumstances dictate.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures

The Audit Committee shall:

  Review the Corporation’s interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussions with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with the independent auditors its judgment about the quality, not just acceptability, of the Corporation’s accounting principles, as applied in its financial reporting.

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  In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Corporation’s financial reporting processes and controls. Discuss significant risk exposures and steps taken by management to monitor, control and report on exposures.

  Review significant findings prepared by the independent auditors and the internal auditors together with management’s responses. Confirm whether internal control recommendations made by internal auditors and independent auditors have been implemented by management.

  Review the adequacy of the Corporation’s internal controls.

  The Committee’s job is one of oversight as set forth in this Audit Charter. It is not the duty of the Committee to prepare the Corporation’s financial statements, to plan or conduct audits, or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Corporation’s management is responsible for preparing the Corporation’s financial statements and for maintaining internal control, and the independent auditors are responsible for auditing the financial statements.

  In performing their duties and responsibilities, as permitted under the Pennsylvania Business Corporation Law, as amended, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

      One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;
      Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or
      Another committee of the Board as to matters within its designated authority which the Committee member reasonably believes to merit confidence.

Independent Auditors

  The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  The Audit Committee shall review the independent auditors’ timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

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  The Audit Committee shall obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

  The Audit Committee shall review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the accountants’ independence.

Internal Auditors

  The Audit Committee shall review and approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

  The Audit Committee shall meet quarterly with the internal auditors to review and evaluate the internal audit function.

  The Audit Committee shall review all significant reports prepared by the internal auditors together with management’s response and the follow-up to these reports.

  The Audit Committee may contract for internal audit services, as necessary, to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth any outsourcing vendor’s responsibilities in a written contract the terms of which comply with the “Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing.”

Compliance with Laws and Regulations

  The Audit Committee shall obtain updates at least quarterly, from management and compliance auditors, regarding compliance with laws and regulations.

  The Audit Committee shall review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

  The Audit Committee shall review Management’s response to regulatory examinations.

Other Committee Responsibilities

  The Audit Committee shall review and approve the Audit Committee Charter annually, submit the charter to the Board of Directors for their approval and ensure that the Charter is attached to the Corporation’s proxy statement at least once every three years, or as is required by law or regulation or the applicable listing requirements of the Corporation.

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  The Audit Committee shall prepare an annual Audit Committee Report, in compliance with law and regulation, that shall be included in the Corporation’s Annual Proxy Statement, as required by law or regulation.

  The Audit Committee shall perform other oversight functions, as requested by the Board of Directors. The Audit Committee has the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities.

  The Audit Committee has the authority to engage independent counsel and other advisors, as they determine necessary to carry out their duties, and to receive funding, as determined by the Audit Committee, to compensate advisors or for ordinary Administrative Expenses.

  The Audit Committee shall maintain minutes of meetings and periodically report to the Board of Directors on Audit Committee activities.

  The Audit Committee shall meet periodically with the internal auditors, the independent accountants, and management in separate sessions to discuss any matters that the Committee or these groups choose to discuss.

  The Audit Committee shall review quarterly updates from the Corporation’s loan review function as to their evaluation of the risk ratings assigned to appropriate loans of the Corporation’s subsidiaries.

  The Audit Committee shall review and validate, at least annually, the Allowance for Loan and Lease Losses (ALLL) methodology employed by the Corporation and its subsidiaries.

  The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received from the Corporation or from employees of the Corporation regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by employees.

Subsidiary Bank Audit Committee

  Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Corporation that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R Sections 363.

  Perform the duties required to be performed by the fiduciary audit committee for any bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

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